ADVISORSHARES TRUST

AdvisorShares Peritus High Yield ETF

NYSE Arca Ticker: HYLD

Supplement dated July 10, 2014

to the Summary Prospectus, Prospectus, and

Statement of Additional Information dated October 28, 2013

This supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus, and Statement of Additional Information for the AdvisorShares Peritus High Yield ETF (the “Fund”) and should be read in conjunction with those documents.

Historically, the Fund has invested no more than 10% of its net assets in equity securities that the Fund’s sub-advisor believes will yield high dividends or as otherwise consistent with the Fund’s investment objective. Effective immediately, the Fund may invest up to 20% of its net assets in such securities.

 PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.